UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
January 7, 2013
___________

Commission file number: 001-14236	(FelCor Lodging Trust Incorporated)
Commission file number: 333-39595-01	(FelCor Lodging Limited Partnership)

FelCor Lodging Trust Incorporated
FelCor Lodging Limited Partnership
(Exact Name of Registrant as Specified in Charter)

Maryland	(FelCor Lodging Trust Incorporated)	75-2541756
Delaware	(FelCor Lodging Limited Partnership)	75-2544994
(State or other jurisdiction of incorporation)		(I.R.S. Employer Identification Number)
545 E. John Carpenter Frwy., Suite 1300 Dallas, TX (Address of principal executive offices)		75062 (Zip code)
(972) 444-4900 (Registrant's telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01	Entry into a Material Definitive Agreement.
Supplemental Indentures
On December 17, 2012, FelCor Lodging Limited Partnership (“FelCor LP”), a subsidiary, and the operating partnership, of FelCor Lodging Trust Incorporated (the “Company” or “FelCor”), issued $525 million in aggregate principal amount of FelCor LP’s 5.625% Senior Secured Notes due 2023 (the “5.625% Notes”). The 5.625% Notes are guaranteed by the Company and certain of its subsidiaries. On January 7, 2013, in connection with the provision of the guaranties described above, the Company, FelCor LP and certain of their subsidiaries entered into a supplemental indenture (the “Supplemental Indenture”) to the indenture governing the 5.625% Notes to add certain subsidiary guarantors. Additionally, in connection with the issuance of the 5.625% Notes, the Company, FelCor LP and certain of their subsidiaries entered into a second supplemental indenture (the “Second Supplemental Indenture”) to the indenture governing FelCor LP’s 6.75% Senior Secured Notes due 2019 (the “6.75% Notes) and a sixth supplemental indenture (the “Sixth Supplemental Indenture”) to the indenture governing FelCor LP’s 10% Senior Secured Notes due 2014 (the “10% Notes”), in each case to add as subsidiary guarantors thereof those subsidiaries of FelCor LP that became subsidiary guarantors of the 5.625% Notes if they were not previously subsidiary guarantors of the 6.75% Notes and the 10% Notes. Copies of the Supplemental Indenture, the Second Supplemental Indenture and the Sixth Supplemental Indenture are attached hereto as Exhibits 4.1, 4.2 and 4.3, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit
4.1
First Supplemental Indenture, dated as of January 7, 2013, by and among FelCor Lodging Trust Incorporated, FelCor Lodging Limited Partnership, certain of their subsidiaries, as guarantors, and U.S. Bank National Association, as trustee.

4.2
Second Supplemental Indenture, dated as of January 7, 2013, by and among FelCor Lodging Limited Partnership, FelCor Lodging Trust Incorporated, certain of their subsidiaries, as guarantors, and Wilmington Trust Company, as trustee, and Deutsche Bank Trust Company Americas, as collateral agent, registrar and paying agent.

4.3
Sixth Supplemental Indenture, dated as of January 7, 2013, by and among FelCor Lodging Trust Incorporated, FelCor Lodging Limited Partnership, certain of their subsidiaries, as guarantors, and U.S. Bank National Association, as trustee.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: January 9, 2013	FelCor Lodging Trust Incorporated

	By:	/s/ Jonathan H. Yellen
Jonathan H. Yellen
Executive Vice President, General Counsel and Secretary

Date: January 9, 2013	FelCor Lodging Limited Partnership
a Delaware limited partnership

	By:	FelCor Lodging Trust Incorporated
its general partner

	By:	/s/ Jonathan H. Yellen
Jonathan H. Yellen
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit
4.1
First Supplemental Indenture, dated as of January 7, 2013, by and among FelCor Lodging Trust Incorporated, FelCor Lodging Limited Partnership, certain of their subsidiaries, as guarantors, and U.S. Bank National Association, as trustee.

4.2
Second Supplemental Indenture, dated as of January 7, 2013, by and among FelCor Lodging Limited Partnership, FelCor Lodging Trust Incorporated, certain of their subsidiaries, as guarantors, and Wilmington Trust Company, as trustee, and Deutsche Bank Trust Company Americas, as collateral agent, registrar and paying agent.

4.3
Sixth Supplemental Indenture, dated as of January 7, 2013, by and among FelCor Lodging Trust Incorporated, FelCor Lodging Limited Partnership, certain of their subsidiaries, as guarantors, and U.S. Bank National Association, as trustee.